UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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eACCELERATION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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eACCELERATION CORP.

1050 NE Hostmark St., Suite 100B
Poulsbo, Washington 98370

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is given that the 2005 Annual Meeting of Stockholders of eAcceleration Corp. will be held at the Sons of Norway Hall, 18891 Front Street, Poulsbo, Washington 98370, on Monday, July 11, 2005, at 10:00 a.m. (Pacific Time) for the following purposes:

1.     To elect four directors to our Board of Directors, each to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

2.     To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

Only stockholders of record at the close of business on June 3, 2005 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

All stockholders are requested to be present in person or by proxy. For the convenience of those stockholders who do not expect to attend the meeting in person and desire to have their shares voted, a form of proxy is enclosed. Any stockholder who later finds that he or she can be present at the meeting, or for any reason desires to do so, may revoke the proxy at any time before it is voted.

Please complete, sign and date the accompanying proxy and mail it promptly in the postage-paid envelope provided, whether or not you plan to attend the meeting.

By order of the Board of Directors,
/s/ CLINTON L. BALLARD
Clinton L. Ballard
President, Chief Executive Officer and Chairman of the Board
June 17, 2005
Poulsbo, Washington

eACCELERATION CORP.

eACCELERATION CORP.

1050 NE Hostmark St., Suite 100B
Poulsbo, Washington 98370

2005 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board”) of eAcceleration Corp., a Delaware Corporation (the “Company”) to be voted at the Annual Meeting of Stockholders to be held on Monday, July 11, 2005 at the Sons of Norway Hall, 18891 Front Street, Poulsbo, Washington 98370, at 10:00 a.m. (Pacific Time), and any adjournments or postponement thereof. The individuals named as proxies are Clinton L. Ballard and Diana T. Ballard. The accompanying notice of meeting, this Proxy Statement and the form of proxy are first being mailed to stockholders on or about June 17, 2005.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and “our company” refer to eAcceleration Corp.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on June 3, 2005 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 34,824,982 shares of common stock, par value $0.0001 per share (the “Common Stock”), outstanding, which represent all of the voting securities of the Company. Each share of Common Stock is entitled to one vote.

Quorum and Voting Requirements

Quorum.   One-third of our outstanding shares as of the Record Date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting, or if you have properly submitted a proxy card. Abstentions (i.e., if you mark “ABSTAIN” on a proxy card) will be included in the number of stockholders present at the meeting for purposes of determining the presence of a quorum.

Voting.   Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Other than the election of directors, the affirmative vote of a majority of the votes cast at the Annual Meeting on each proposal, either in person or by proxy, is required for the approval of each proposal. For the purpose of determining whether stockholders have approved a matter, abstentions and broker non-votes will not be included in the total of votes cast and will not affect the outcome of the vote, though they are counted toward the presence of a quorum as discussed above.

Voting Instructions

To vote by mailing a proxy card, please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained in the proxies. In the absence of voting instructions to the contrary, shares represented by validly executed proxies will be voted for the slate of directors listed below. We are not aware of any other matters to be brought before the meeting. However, if any other matters do arise or come before the meeting, we intend that proxies in the form enclosed will be voted in accordance with the judgment of the persons holding such proxies. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Revocability of Proxy

A stockholder who has given a proxy may revoke it any time before it is exercised at the meeting by (i) providing written notice to the Secretary of the Company at 1050 NE Hostmark St., Suite 100B, Poulsbo, Washington 98370 stating that the proxy is revoked, (ii) signing and delivering a later-dated proxy or (iii) attending the meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

Expenses of Proxy Solicitation

The expenses of soliciting proxies will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by electronic mail, telephone, facsimile, by other similar means, or in person. To the extent applicable, we may also request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, the Company, may, upon the request of the record holders, reimburse such holders for their reasonable expenses.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

At the meeting, three of the current four members of the Board will be nominated for re-election, and one additional person, Chuck Blore, will be nominated for election. The nominees for election to the Board are Clinton L. Ballard, Edward P. Swain, Jr., William E. Hoke and Chuck Blore. Diana T. Ballard, a current member of the Board, has decided not to stand for re-election.

Each of the nominees has indicated a willingness and ability to serve as a director. Each director will hold office until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. Shares represented by the accompanying proxy will be voted FOR the election of the four nominees recommended by the Company’s management unless the proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or refuses to serve as director.

Proxies submitted to the Company cannot be voted at the meeting of nominees other than those named in this Proxy Statement, or any substitute nominee for any named nominee who is unable to or for good cause will not serve.

The Board unanimously recommends a vote FOR the election of these nominees as directors.

Director-Nominees

The following table shows the name, age and position of each nominee for election as a director:

Name	Age	Position and Offices
Clinton L. Ballard	42	President, Chief Executive Officer and Chairman of the Board
Edward P. Swain, Jr.	69	Director
William E. Hoke	65	Director
Chuck Blore	76	Director Nominee

Set forth below is the year each nominee began serving as a director, as well as the principal occupation, business experience and other information provided by each nominee.

Clinton L. Ballard is our President, Chief Executive Officer and Chairman of the Board, and has been a director since inception. Since 1987, he has served as Chief Executive Officer, President, and in other senior officer capacities. Mr. Ballard received a B.S. in mathematics from the California Institute of Technology in 1984.

Edward P. Swain, Jr. has been a director since August 2000 and served as a consultant to us from September 1999 through August 2000. Mr. Swain is currently self-employed as a consultant and as Asset Manager for Shawnee Investments, Inc., Shawnee-on-Delaware, PA. He served as President and Chief Executive Officer of P T Holdings Corporation from January 1992 to February 2002. From January 1992 through December 1997, he also served as President, Chief Executive Officer and Director of Port Townsend Paper Corporation, as well as Chairman of the Board of that company from December 1997 to December 1998. Mr. Swain was appointed chairman of the nominating and governance committee of Fibermark, Inc., where he is also a Director. Mr. Swain is a Trustee Emeritus of the Museum of Flight in Seattle, Washington. Mr. Swain received a B.A. from Williams College in 1957 and a LLB from Harvard Law School in 1964.

William E. Hoke has been a Director since August 2000. Mr. Hoke has been self-employed from January 1996 through the present, serving as president of Hoke Consulting. Prior to the time he became a director, Mr. Hoke’s firm provided us with advertising and public relations services, immaterial in amount.

Chuck Blore is a director nominee and has not previously served as a director of the Company. Mr. Blore is the CEO of The Chuck Blore Company, a creative and production company specializing in broadcast, advertising, imaging and corporate films (“CBC”). CBC has provided and continues to provide consulting, marketing, and advertising services to the Company, including the production of an infomercial with respect to the Company’s products and services. Mr. Blore has taught at UCLA, University of Southern California and California State University, Northridge, and has spoken to numerous advertising, broadcast and cable groups.

Our Board is elected annually by our stockholders. Edward P. Swain, Jr. and William E. Hoke have served as our non-employee directors since August 2000. They are independent directors, as defined by the NASDAQ Marketplace Rules. No family relationship exists among any of the directors, nominees, or executive officers, with the exception of Mr. Ballard and Diana T. Ballard, Mr. Ballard’s wife. Mrs. Ballard currently is Vice Chairman of the Board and an executive officer of the Company. On June 2, 2005, Mrs. Ballard informed the Board that she will not be standing for re-election to the Board, and that she will be resigning as an executive officer, effective July 11, 2005 (the date of the annual meeting of the Company’s shareholders). No arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director was selected as a director or executive officer of the Company.

Directors’ Compensation

Non-employee members of the Board receive $600 for each Board meeting attended, as well as $600 for each committee meeting attended. Members of the Board are also eligible to participate in our 2002 Equity Incentive Plan. Clinton L. Ballard receives an annual base salary of $208,000 and Diana T. Ballard receives an annual base salary of $52,000 for their services to the Company. Effective July 11, 2005 (the date of the annual meeting of the Company’s stockholders), Mr. Ballard’s annual base salary will increase to $260,000. On June 2, 2005, Mrs. Ballard informed the Board that she would not be standing for re-election, and that she would be resigning as the Company’s Secretary and Treasurer, effective July 11, 2005. Mrs. Ballard will not receive any further compensation after July 11, 2005. All of our directors are reimbursed for expenses incurred in connection with attending meetings of the Board.

In March, 2004, each of our non-employee directors was granted options to purchase 30,000 shares of our common stock under our 2002 Equity Incentive Plan, at an exercise price equal to $0.22 per share, which our Board determined to be the fair market value on the date of grant.

In June, 2005, each of our non-employee directors was granted 30,000 shares of our common stock under our 2002 Equity Incentive Plan.

Board Meetings and Committees

The Board held a total of six meetings during the fiscal year ended December 31, 2004. None of our current directors, with the exception of Diana T. Ballard, attended fewer than 75% of such meetings of the Board and committees on which such directors served. The independent directors meet regularly, and at least annually, in executive session without management directors present.

We do not have a formal policy regarding attendance by Board members at the annual meeting of stockholders. All Board members, with the exception of Diana T. Ballard, attended the 2004 annual meeting of stockholders.

The Board has established an Audit Committee. The Audit Committee met five times during the fiscal year ended December 31, 2004, and is currently comprised of Edward P. Swain, Jr. and William E. Hoke.

The Audit Committee is responsible for overseeing our management’s conduct in the financial reporting process, including reviews of our annual, quarterly and other financial reports and our systems of internal accounting, bookkeeping, and financial controls. The Audit Committee is responsible for pre-approving any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors’ independence, in accordance with our related policies and procedures. The Audit Committee is also responsible for engaging and dismissing our independent certified public accountants. In discharging its oversight role, the Audit Committee is empowered to meet and discuss with our management and independent auditors the quality and accuracy of our accounting principles, the completeness and clarity of our financial disclosures and other significant decisions made by management in the preparation of our financial reports. Our Board has determined that (1) no members of the Audit Committee currently meet the definition of “Audit Committee financial expert,” as defined under Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934, and (2) our Audit Committee members are “independent directors,” as defined by the NASDAQ Marketplace Rule 4200(a)(14) and the Sarbanes-Oxley Act of 2002. Although we continue to search for a financial expert to serve on our Audit Committee, we have not found a suitable candidate to date in our geographic area. We believe that the current members of our Audit Committee provide an acceptable level of business and financial experience and expertise. The Board has adopted a written charter for the Audit Committee. The form of the charter, as amended, is reprinted as Appendix A to this proxy statement.

We currently have no Compensation Committee or Nominating Committee, the functions of which are performed by our Board. The Board has not appointed a standing nominating committee or adopted a formal nominating committee charter because the Board has determined that due to the size, make-up, independence, tenure and low turnover of the current Board, there would be limited benefit to us or our stockholders to do so. Currently, Edward P. Swain, Jr. and William E. Hoke, both of whom are independent directors, as defined by the NASDAQ Marketplace Rules, participate in the consideration of director-nominees. At a meeting of the Board held on June 2, 2005, the Company’s Chief Executive Officer submitted a candidate, Chuck Blore, to the independent directors for consideration as a director-nominee, effective as of the annual meeting of the Company’s stockholders to be held on July 11, 2005. Mr. Blore’s company, The Chuck Blore Company, a creative and production company specializing in broadcast, advertising, imaging and corporate films, has provided and continues to provide consulting, marketing, and advertising services to the Company, including the production of an infomercial with respect to the Company’s products and services. At the June 2, 2005 meeting of the Board, the independent directors recommended Mr. Blore for election as a director of the Company by the stockholders at the annual meeting of the stockholders of the Company to be held on July 11, 2005.

The Board has never received a recommendation from a stockholder as to a candidate for nomination to the Board and therefore has not previously formed a policy with respect to consideration of such a candidate. However, it is the Board’s intent to consider any stockholder nominees that may be put forth in the future. The Board has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time.

Stockholders wishing to nominate a candidate for consideration at the Annual Meeting of Stockholders in 2006 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination, and the consent of such person to be a nominee and to serve if elected. Such nominations should (a) be addressed to the Board in care of the secretary of the Company, (b) include the information required by our by-laws and (c) be received not less than ninety (90) days prior to the first anniversary of the date of the last meeting of stockholders of the Company called for the election of directors (or, if the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for stockholder nominations shall be a reasonable amount of time before the Company has to print and mail its proxy materials).

The Board has adopted a Code of Ethics for directors, as well as for the Company’s principal executive, financial and accounting officers, which is available on the Company’s website at www.eacceleration.com/company/investors. Changes to, or waivers from, the Code of Ethics will also be posted on the website.

Stockholder Communications With Board

Stockholders wishing to communicate with members of the Board should send a letter to the secretary of the Company with instructions as to which director(s) is to receive the communication. The secretary will forward the written communication to each member of the Board identified by the stockholder or, if no individual director is identified, to all members of the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of our common stock by

•       each person known by us to beneficially own 5% or more of the shares of outstanding common stock;

•       each of our executive officers and directors; and

•       all of our executive officers and directors as a group.

Except as otherwise indicated:

•       all shares are beneficially owned, and investment and voting power is held, by the persons named as owners; and

•       the address for each beneficial owner listed on the following table is eAcceleration Corp., 1050 NE Hostmark Street, Suite 100B, Poulsbo, Washington 98370.

Name of	Amount of common stock		Percentage ownership of	Shares Subject to
Beneficial Owner	beneficially owned		common stock	Exercisable Options (5)
Clinton L. Ballard	34,300,000	(1)	98.49%	0
Diana T. Ballard	34,300,000	(1)	98.49%	0
Teresa D. Potasiak	7,500,000	(1)	21.54%	0
E. Edward Ahrens (4)	10,250	(2)	*	12,000
Edward P. Swain, Jr.	10,000	(2)	*	18,000
William E. Hoke	10,000	(2)	*	18,000
Chuck Blore (3)	15,000	(3)	*	0
All officers, directors, and director-nominees as a group (5 persons)	34,345,250		98.62%	48,000

*                    Less than one percent

(1)          The shares beneficially owned by Mr. Ballard include the shares owned by his wife, Mrs. Ballard, and the shares beneficially owned by Mrs. Ballard include the shares owned by Mr. Ballard. The shares beneficially owned by Mr. Ballard and Mrs. Ballard include an aggregate of 880,000 shares owned of record by the minor children of Mr. Ballard and Mrs. Ballard, as well as an aggregate of 23,500,000 shares held in the Ballard Family Trust, an irrevocable trust, for the benefit of their children. Pursuant to the trust agreement, Mr. Ballard, among other things, has agreed that so long as he is trustee of the trust, he will not vote any of the trust shares. Teresa D. Potasiak, as independent voting trustee for so long as, among other things, Mr. Ballard remains trustee, has the sole right to vote with respect to 7,500,000 shares in the trust or such lesser number of shares that the trust may hold.

(2)          The Board approved common stock awards in the amount of 30,000, effective June 6, 2005, to each of E. Edward Ahrens, Edward P. Swain, Jr. and William E. Hoke.

(3)          Chuck Blore has been nominated for election to the Board. As of the Record Date, Mr. Blore beneficially owned 15,000 shares of the Company’s common stock. The Board approved a common stock award to Mr. Blore in the amount of 10,000 shares, effective upon his election to the Board.

(4)          E. Edward Ahrens has been our Chief Financial Officer since February 2000. Mr. Ahrens was self-employed as a Certified Public Accountant from October 1993 through September 30, 2002, and in that capacity was our regular accountant, providing accounting and controller functions to us since 1995. Mr. Ahrens sold his practice on September 30, 2002 and became a full time employee as of

November 1, 2002. Mr. Ahrens received a Bachelor of Business Administration—banking and finance, from the University of North Texas in 1971.

(5)          Includes all options exercisable as of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our 2004 fiscal year.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2004, concerning our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,304,500	(2)	$0.33	8,183,468	(2)
Equity compensation plans not approved by security holders	0		0	0
Total	1,304,500	(2)	$0.33	8,183,468	(2)

(1)          Includes our 2002 Equity Incentive Plan and the 1999 Amended and Restated Stock Incentive Plan of Acceleration Software International Corporation, our former wholly-owned subsidiary.

(2)          Excludes 512,032 shares already issued as grants under our 2002 Equity Incentive Plan as of December 31, 2004.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following summary compensation table sets forth, for the three years ended December 31, 2004, the cash and other compensation paid to Clinton L. Ballard, our President, Chief Executive Officer and Chairman of the Board; Diana T. Ballard, our Vice Chairman of the Board, Secretary and Treasurer; and E. Edward Ahrens, our Chief Financial Officer. No other individual served as an executive officer of the Company during 2004 whose total compensation, for services rendered during 2004, was $100,000 or more. No individual received perquisites that in the aggregate exceeded the lesser of $50,000 or 10% of his or her salary and bonus.

Summary Compensation Table

	Annual Compensation							Long-Term Compensation Payouts
Name and principal position	Fiscal Year	Base Salary		Bonus		Other Annual Compensation		Long-Term Compensation	All Other Compensation
Clinton L. Ballard (1)	2004	$143,062		$217,582	(4)	$0		$0	$0
President, CEO, and	2003	108,000	(3)	22,552	(4)	0		0	6,103
Chairman of the Board	2002	104,000		100,000	(4)	6,138	(5)	0	0
Diana T. Ballard (2)	2004	$75,064		$16,110	(4)	$0		0	$0
Vice Chairman of the Board,	2003	108,000	(3)	22,421	(4)	0		0	5,123
Secretary and Treasurer	2002	104,000		0		6,138	(5)	0	0
E. Edward Ahrens	2004	$102,474		$2,004	(4)	$0		0	$0
Chief Financial Officer

(1)          On June 2, 2005, the Board approved an increase in Mr. Ballard’s annual base salary from $208,000 to $260,000 and, as additional incentive compensation, also approved a bonus of up to $122,200, payable to Mr. Ballard within 110 days after the end of the Company’s 2005 fiscal year and upon the satisfaction of certain financial performance criteria. The amounts payable to Mr. Ballard under Section 4(b) of his Employment Agreement, dated as of November 1, 1999, as amended to date, were not changed.

(2)          On June 2, 2005, Mrs. Ballard, informed the Board that she would not be standing for re-election to the Board, and that she would be resigning as the Company’s Secretary and Treasurer, effective July 11, 2005 (the date of the annual meeting of the Company’s stockholders). Mrs. Ballard’s employment agreement will terminate effective July 11, 2005, and she will not receive any further compensation after July 11, 2005.

(3)          Each of Mr. Ballard and Mrs. Ballard received an additional $4,000 of salary in 2003 given our decision to pay employees on Wednesday, December 31, 2003 instead of Friday, January 2, 2004 in connection with the holiday season.

(4)          Each of Mrs. Ballard’s bonuses in 2004 and 2003 represented cash bonuses pursuant to her employment agreement. Mr. Ballard’s bonus in 2003 represented a cash bonus pursuant to his employment agreement. Mr. Ballard’s bonus in 2004 was comprised of a $200,000 bonus to reimburse him for certain tax liabilities incurred by him as a result of his ownership interest in the Company while the Company was an S corporation, and a $17,582 cash bonus pursuant to his employment agreement. Mr. Ahrens’ bonus in 2004 was his share of Company bonuses based on cash flow increases. The bonus listed in 2002 for Mr. Ballard represented a cash bonus approved by our Board of Directors.

(5)          Other Annual Compensation for each period represented S corporation distributions. The Company terminated its S-corporation election on August 7, 2002.

Stock Option Grants in 2004

The following table sets forth:

•       the number of shares underlying options granted during 2004 to the named executive officers;

•       the percentage that the option grant represents of the total number of options granted to all of our employees during 2004;

•       the per share exercise price of each such option; and

•       the expiration date of each such option.

	Number of Shares	Percentage of Total
	Underlying Options	Options Granted to	Exercise	Expiration
Name	Granted During 2004	Employees in 2004	Price	Date
Clinton L. Ballard	0	—	—	—
Diana T. Ballard	0	—	—	—
E. Edward Ahrens	40,000	6%	$0.22	March 23, 2014

Aggregate Option Exercises in 2004 and Year-End Option Values

Set forth in the table below is information with respect to the named executive officers as to:

•       the total number of unexercised options held on December 31, 2004, separately identified between those exercisable and those not exercisable as of such date; and

•       the aggregate value of in-the-money, unexercised options held on December 31, 2004, separately identified between those exercisable and those not exercisable.

	Number of		Value of Unexercised
	Unexercised Options		In-the-Money Options
	at December 31, 2004		at December 31, 2004
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Clinton L. Ballard	0	0	0	0
Diana T. Ballard	0	0	0	0
E. Edward Ahrens	8,000	72,000	0	0

None of our named executive officers exercised any options during 2004. The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate fair market value price of the shares underlying the options as of December 31, 2004. The most recent determination of the Board of Directors as to the fair market value of the underlying shares occurred in July 2004, at which time the Board of Directors determined that the fair market value of the underlying shares was $0.18 per share.

Long-Term Incentive Plans—Awards in Last Fiscal Year

Set forth in the table below is information with respect to the named executive officers as to:

•       the total number of options or shares granted in 2004;

•       the maturation or payout schedule of those options issued; and

•       the exercise or target price for those options.

		Performance or other
	Number of shares, units	period until maturation
Name	or other rights	or payout	Target
Clinton L. Ballard	0	0	0
Diana T. Ballard	0	0	0
E. Edward Ahrens	1,250 shares	n/a	n/a

		Performance or other
	Number of options, units	period until maturation
Name	or other rights	or payout	Target
Clinton L. Ballard	0	0	0
Diana T. Ballard	0	0	0
E. Edward Ahrens	40,000 shares	10 years	$0.22

In accordance with the 2002 Plan, these stock bonuses were granted to the employee based on performance and are registered under our Form S-8.

Employment Agreements

We have entered into employment agreements with Clinton L. Ballard and Diana T. Ballard, each for a five-year term commencing January 1, 2003, which extends annually thereafter unless we or such person provides 60 days’ notice of termination. The employment agreement with Mr. Ballard, as amended on August 21, 2004, provides for him to serve as the President, Chief Executive Officer and Chairman of the Board, and provides for an annual base salary of $208,000 and a bonus of 2.5% of our cash flow with respect to quarterly periods of each fiscal year during the term of the agreement. The employment agreement with Mrs. Ballard, as amended on August 21, 2004, provides for her to serve as the Vice-Chairman of the Board, provides for an annual base salary of $52,000 and provides for a bonus of 2.5% of our cash flow with respect to quarterly periods of each fiscal year during the term of the agreement.

On June 2, 2005, the Board approved an increase in Mr. Ballard’s annual base salary from $208,000 to $260,000 and, as additional incentive compensation, also approved a bonus of up to $122,200, payable to Mr. Ballard within 110 days after the end of the Company’s 2005 fiscal year and upon the satisfaction of certain financial performance criteria. The amounts payable to Mr. Ballard under Section 4(b) of his employment agreement were not changed.

On June 2, 2005, Mrs. Ballard, informed the Board that she would not be standing for re-election to the Board, and that she would be resigning as the Company’s Secretary and Treasurer, effective July 11, 2005 (the date of the annual meeting of the Company’s stockholders). Mrs. Ballard’s employment agreement will terminate effective July 11, 2005, and she will not receive any further compensation after July 11, 2005.

Each of these agreements contains restrictions on the employee engaging in competition with us for the term of the employment agreement and for one year after the term, and contains provisions protecting our proprietary rights and information. Each agreement also provides for the payment to the employee of a lump sum equal to three times the average of the employee’s annual compensation for the prior five years, less $1.00, upon his or her termination in the event of a “change in control” of the Company.

As of the date of this Proxy Statement, we had not entered into any written employment agreement with our Chief Financial Officer, E. Edward Ahrens.

Certain Relationships and Related Transactions

We have entered into employment agreements with Clinton L. Ballard and Diana T. Ballard, each for a five-year term commencing January 1, 2003, which extends annually thereafter unless we or such person provides 60 days’ notice of termination. The terms of Mr. Ballard’s employment agreement were amended by Board action on June 2, 2005. Mrs. Ballard’s employment will terminate upon her resignation on July 11, 2005. See “Executive Compensation and Related Information—Employment Agreements”.

During the fourth quarter of 2001 and the first quarter of 2002, we borrowed an aggregate of $404,000 from Mr. Ballard under various notes payable. These notes all are payable on demand and interest is payable monthly on the outstanding balance at 10% per annum. As of December 31, 2004, the balance outstanding under these notes, net of repayments, was $101,589.

In April 2003, we issued 2,000 shares of our common stock to E. Edward Ahrens, our Chief Financial Officer. These shares had a value of $0.03 per share at such time. In November 2003, we issued 5,000 shares of our common stock to Mr. Ahrens. These shares had a value of $0.04 per share at such time.

In April 2003, we granted a bonus of $8,890 to each of Mr. Ballard and to Mrs. Ballard, and, in November 2003, we granted a bonus of $13,530 to each of Mr. Ballard and Mrs. Ballard. Each of these bonuses was granted in accordance with Mr. Ballard’s and Mrs. Ballard’s respective employment agreement, as amended.

In March 2004, we granted a bonus of $17,582 to Mr. Ballard and a bonus of $16,110 to Mrs. Ballard. Each of these bonuses was granted in accordance with Mr. Ballard’s and Mrs. Ballard’s respective employment agreement, as amended.

In March 2004, we issued 1,250 shares of common stock to Mr. Ahrens. These shares had a value of $0.22 per share at such time. In addition, Mr. Ahrens received a cash bonus of $2,004 pursuant to the Company’s cash-flow bonus program.

In October 2004, we authorized the payment of $200,000 in the form of the payment of a bonus to Mr. Ballard to reimburse Mr. Ballard for certain tax liabilities incurred by him as a result of his ownership interest in the Company while the Company was an S-corporation.

In June 2005, we granted 30,000 shares of our common stock to our Chief Financial Officer, E. Edward Ahrens, and 30,000 to each of our non-employee directors, Edward P. Swain, Jr. and William E. Hoke.

Chuck Blore, who has been nominated for election as a director, is the CEO of The Chuck Blore Company, a creative and production company specializing in broadcast, advertising, imaging and corporate films (“CBC”). CBC has provided and continues to provide consulting, marketing, and advertising services to the Company, including the production of an infomercial with respect to the Company’s products and services. For these services, CBC received a total of $26,500 in compensation from the Company in fiscal 2003, $70,783 in fiscal 2004, and $96,000 through June 10, 2005 of fiscal 2005.

All transactions between us and any of our officers, directors or five percent stockholders have been and will be on terms no less favorable to us than would be available from unaffiliated third parties.

AUDIT COMMITTEE REPORT

The Audit Committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audits of our annual financial statements. Our Audit Committee consists of two members, both of whom are “independent” under the NASDAQ Marketplace Rules listing standards as currently in effect. None of the Audit Committee members is a current officer or employee of our company or any of its affiliates.

The Board has adopted a written Audit Committee charter. The charter has been approved and adopted by the Board and is reviewed and reassessed annually by the Audit Committee. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent accountants and management. We have attached a copy of the current Audit Committee charter to this proxy statement in Appendix A.

As set forth in the Audit Committee charter, the Audit Committee is to assist the Board in its general oversight of our financial reporting, internal controls and audit functions. Management is responsible for the preparation and integrity of our financial statements. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2004, and met with both management and the independent auditors to discuss such financial statements. Management and the independent auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The members of the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee meets each quarter with the independent auditors to review our interim financial results before the filing of our Quarterly Reports on Form 10-QSB.

All services provided by our independent auditors are subject to the pre-approval of the Audit Committee. This includes audit services, audit-related services, tax services and other services. The Audit Committee has delegated to its individual members the authority to pre-approve non-audit services, and such pre-approvals are then communicated to the Audit Committee at its next meeting.

The Audit Committee monitors the activities and performance of our auditors, including the audit scope, external audit fees, matters relating to auditor independence and non-audit related services. The Audit Committee received written disclosures from our independent auditors regarding their independence from us as required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors such auditors’ independence with respect to all services that it rendered to us. The Audit Committee also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has concluded that the independent auditor is independent from us and our management.

The Audit Committee:
Edward P. Swain, Jr.
William E. Hoke

INDEPENDENT AUDITORS

Peterson Sullivan PLLC acted as our independent auditors for the year ended December 31, 2004, and has been selected as our principal independent public auditor for fiscal 2005. We anticipate that a representative of Peterson Sullivan PLLC will be present at the Annual Meeting. The auditors’ representative will have the opportunity to make a statement, if the auditors desire to do so, and will be available to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Audit Fees

Peterson Sullivan PLLC provided audit services to us for our annual report for the fiscal years ended December 31, 2004 and 2003. The fees billed by Peterson Sullivan PLLC for the 2004 and 2003 audits of the annual financial statements and review of the quarterly financial statements were $40,044 and $34,814, respectively.

Audit-Related Fees

No fees were billed for the years 2004 and 2003 for professional services that are reasonably related to the audit or review of our financial statements that are not covered in the “Audit Fees” disclosure above.

Tax Fees

Peterson Sullivan PLLC billed fees of $13,559 and $20,750 for the years 2004 and 2003, respectively, for professional services rendered for tax advice and planning.

All Other Fees

No fees were billed in each of 2004 and 2003 for professional services rendered by Peterson Sullivan PLLC for all other services not disclosed above.

Audit Committee Pre-Approval

Our Audit Committee pre-approved our engagement of Peterson Sullivan PLLC to act as our independent auditor for our fiscal years ended December 31, 2003 and 2004. Our Audit Committee also pre-approved Peterson Sullivan PLLC to provide the audit, audit-related, tax services and all other services described above. Our independent auditors performed all work only with their full time permanent employees.

OTHER BUSINESS

The Board does not presently intend to bring before the meeting any business other than the matters referred to in the notice of the meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

ANNUAL REPORT

Our annual report on Form 10-KSB for the fiscal year ended December 31, 2004 is enclosed.

STOCKHOLDER PROPOSALS

Stockholder proposals with respect to our next Annual Meeting of Stockholders must be received by us, in writing, at our corporate headquarters no later than February 2, 2006 to be considered for inclusion in our proxy statement for our 2006 Annual Meeting of Stockholders. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in such proxy statement. If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of a stockholder proposal in the proxy statement shall be a reasonable amount of time before the Company has to print and mail its proxy materials. Such proposals must also comply with SEC regulations under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in the proxy statement.

For any proposal that is not submitted for inclusion in our proxy statement for our 2006 Annual Meeting of Stockholders, but is instead sought to be presented directly at such Annual Meeting, the proxies named in our form of proxy for such meeting will be entitled to exercise discretionary authority on that proposal if we:

•       receive notice of the proposal before the close of business on February 2, 2006 and advise our stockholders in our proxy statement for our 2006 Annual Meeting of Stockholders about the nature of the matter and how management intends to vote on such matter; or

•       do not receive notice of the proposal prior to the close of business on February 2, 2006.

If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any stockholder proposal or nomination.

Notices of intention to present proposals at the 2006 Annual Meeting of Stockholders should be addressed to our Secretary at our corporate headquarters located at 1050 NE Hostmark St., Suite 100B, Poulsbo, Washington 98370.

By Order of the Board of Directors,
/s/ CLINTON L. BALLARD
Clinton L. Ballard
President, Chief Executive Officer and Chairman of the Board
June 17, 2005
Poulsbo, Washington

Appendix A

eAcceleration Corp.
Audit Committee Charter
As amended by the Board of Directors on June 2, 2005

I.   Purpose

The primary purpose of the eAcceleration Corp. (the “Company”) Audit Committee (the “Committee”) is to assist the Board of Directors of the Company (the “Board”) in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing:

•       the financial reports and other financial information provided by the Company to its stockholders, to any governmental body or to the public;

•       the Company’s systems of internal accounting and financial controls and disclosure controls and procedures;

•       the Company’s auditing, accounting and financial reporting processes generally;

•       the independence, qualifications and performance of the Company’s independent auditor; and

•       any legal compliance and ethics programs established by management and/or the Board.

An additional purpose of the Committee is to establish procedures for: (i) the receipt, retention and treatment of certain complaints; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Committee will maintain free and open communication among the Committee, the Company’s independent auditor and management of the Company.

II.   Composition

•       The Committee shall be appointed by the Board and may be removed or replaced, from time to time, by the Board. The Committee shall be comprised of at least two directors, all of whom shall be “independent” as defined by the applicable rules of The NASDAQ Stock Market, Inc. (“NASDAQ”), Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each Committee member also shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

•       The Chairman of the Committee shall be appointed by the Board or, if not appointed by the Board, shall be appointed by the Committee.

•       All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of cash flows and statement of changes in stockholders’ equity. When required by applicable Commission rules, at least one member of the Committee shall be an “Audit Committee Financial Expert” as defined by applicable Commission rules or the Company shall disclose in its filings that it does not have an “Audit Committee Financial Expert” on the Committee.

•       The Board shall determine the compensation of Committee members.

III.   Procedures and Administration

A.   Meetings

The Committee shall meet at least quarterly. The Committee shall meet whenever it deems a meeting necessary with management and/or the independent auditor, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members. The Committee shall keep such records of its meetings, including minutes, as it shall deem appropriate.

B.   Investigations

In discharging its oversight role, the Committee is authorized: (i) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; and (ii) to retain outside counsel or other experts for this purpose. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee. The Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

IV.   Responsibilities and Duties

To fulfill its purpose, the Committee shall:

A.   Review Charter and Financial Statements

1.      At least annually, review and reassess this Charter, and recommend changes to the Board as appropriate or as conditions require.

2.      Review the Company’s annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the Company’s independent auditor.

The Committee is not responsible for preparing the Company’s financial statements or auditing those financial statements. The Committee’s responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

B.   Independent Auditor

1.      Appoint the Independent Auditor. The Committee shall have the sole authority to appoint, determine funding for and oversee the Company’s independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms. On an annual basis, the Committee should review and discuss with the independent auditor its written statement concerning all relationships the auditor has with the Company to determine whether such relationships might impact the objectivity and independence of the auditor. The Committee should report to the Board whether the provision of permitted non-audit services by the auditor is compatible with maintaining the independent auditor’s independence from management.

2.      Set the compensation of the independent auditor and cause the Company to pay the compensation of the independent auditor established by the Committee.

3.      Pre-approve all audit services and permitted non-audit services to be provided by the independent auditor pursuant to the pre-approval policy attached hereto as Exhibit A. The Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Committee of any permitted non-audit services to be performed by the independent auditor.

4.      Confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

5.      Recommend to the Board policies of the Company, if applicable, for hiring employees or former employees of the independent auditor.

6.      Review the performance of the independent auditor and either retain or terminate the independent auditor when circumstances warrant.

7.      Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Company’s financial statements.

8.      Review periodically as appropriate the reports required to be made by the independent auditor pursuant to paragraph (k) of section 10A of the Securities Exchange Act of 1934 regarding:

(a)    Critical accounting policies and practices.

(b)   Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)    Other material written communications between the independent auditor and management.

9.      Meet with the independent auditor prior to each annual audit to discuss the planning and scope of the audit for each fiscal year.

C.   Controls and Procedures

1.      Oversee the Company’s internal accounting controls; disclosure controls and procedures; code of conduct; and code of ethics for senior executives. The Committee shall review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules there under) and Rule 13a-14 of the Exchange Act.

2.      Consider and review with the independent auditor and management:

(a)    The adequacy of the Company’s internal controls, including computerized information system controls and security.

(b)   Any related significant findings and recommendations of the independent auditor, together with management’s responses thereto.

(c)    The reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

(d)   The Company’s Internal Disclosure Controls and Procedures Guidelines.

3.      Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.      Review all related party transactions on an ongoing basis and approve all such transactions as appropriate.

D.   Financial Reporting Process

1.      In consultation with the independent auditor, review the adequacy of the Company’s financial disclosure and reporting processes, including any significant risks and uncertainties with respect to the quality, accuracy and completeness of the Company’s financial disclosure and reporting processes.

2.      Consider the independent auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3.      Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

E.   Systems and Conflicts

1.      Establish systems for management and the independent auditor to report to the Committee any significant judgments made in management’s preparation of the financial statements and the appropriateness of such judgments.

2.      Following the completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.      Review and discuss with the independent auditor any significant disagreement between management and the independent auditor with regard to the preparation of the financial statements.

4.      Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

F.   Review of Financial Statements and Information

1.      Review and discuss with the Company’s management and independent auditor prior to disclosure the Company’s audited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB.

2.      Prepare for inclusion where necessary in a proxy or information statement of the Company relating to an Annual Meeting of Stockholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-B.

3.      Review and discuss with the Company’s management and independent auditor prior to disclosure the Company’s interim unaudited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Company’s unaudited interim financial statements be included in the Company’s Quarterly Report on Form 10-QSB.

G.   Miscellaneous

1.      Review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by the Commission.

* * *

This charter has been adopted by resolution of the Board of Directors on June 2, 2005.

Exhibit A
to Audit Committee Charter

Audit Committee Pre-Approval Policy

I.   Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the Audit, Audit-related, Tax and All Other services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

II.   Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III.   Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.

IV.   Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.

V.   Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

EA-1

VI.   All Other Services

The Audit Committee may grant general pre-approval to those permissible nonaudit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The Company and the Audit Committee will be guided by the SEC’s list of prohibited non-audit services. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.   Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII.   Procedures

Requests or applications to provide services that require general pre-approval or specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or the Chief Executive Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

EA-2

PROXY

eACCELERATION CORP.

1050 NE HOSTMARK ST, SUITE 100B
POULSBO, WASHINGTON 98370

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 11, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder(s) appoints Clinton L. Ballard and Diana T. Ballard, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of common stock of eAcceleration Corp. (the “Company”) that are held of record by the undersigned as of June 3, 2005, which the undersigned is entitled to vote at the Annual Meeting of Stockholders scheduled to be held on July 11, 2005, at the Sons of Norway Hall, 18891 Front Street, Poulsbo, Washington 98370, at 10:00 a.m. (Pacific Time) and at any adjournments or postponements thereof.

The Board of Directors recommends a vote FOR the following proposals.

1.                Election of the following nominees as directors to the Company’s Board of Directors for one-year terms, as set forth in our proxy statement:

Clinton L. Ballard

Edward P. Swain, Jr.

William E. Hoke

Chuck Blore

☐     FOR all nominees

☐     WITHHOLD all nominees

☐     For all nominees EXCEPT (write the nominee’s name on the line below)

[Print Name]

2.     Upon such other business as may properly come before the meeting or any adjournment thereof.

SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS APPEARING ON THE PROXY AND, IN THE DISCRETION OF THE PROXY HOLDERS, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature	Date	Signature	Date

(Note: Please sign exactly as your name appears on this proxy. If a joint account, each joint owner must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.)